Exhibit 4.1
ALASKA AIRLINES, INC.,
ISSUER
AND
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
TRUSTEE
_________________
INDENTURE
DATED AS OF MAY 12, 2026
_________________
PROVIDING FOR ISSUANCE OF DEBT SECURITIES IN SERIES

CROSS-REFERENCE TABLE(1)

TRUST INDENTURE ACT SECTION	SECTION OF INDENTURE
310(a)	7.09
310(b)	7.08
311(a)	7.13
311(b)	7.13
312(a)	5.01; 5.02(a)
312(b)	5.02(c)
312(c)	5.02(d)
313(a)	5.04(a)
313(b)	5.04(b)
313(c)	5.04(b)
313(d)	5.04(c)
314(a)	5.03; 4.04; 14.07
314(b)	Inapplicable
314(c)	14.07
314(d)	Inapplicable
314(e)	14.07
315(a)	7.01
315(b)	6.01(b)
315(c)	7.01(a); 7.02(d)
315(d)	7.01(b)
315(e)	6.08
316(a)	6.07; 6.09
316(b)	6.05
316(c)	8.01
317(a)	6.02
317(b)	4.03
318(a)	14.10

(1)    This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.
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TABLE OF CONTENTS
PAGE
Section 1.01    Definitions of Terms.    1
ARTICLE II

DESCRIPTION, TERMS, EXECUTION,
REGISTRATION AND EXCHANGE OF SECURITIES
Section 2.01    Designation and Terms of Securities.    9
Section 2.02    Form of Securities and Trustee’s Certificate.    12
Section 2.03    Denominations; Provisions for Payment.    12
Section 2.04    Execution and Authentication.    14
Section 2.05    Registration of Transfer and Exchange.    15
Section 2.06    Temporary Securities.    17
Section 2.07    Mutilated, Destroyed, Lost or Stolen Securities.    17
Section 2.08    Cancellation.    18
Section 2.09    Benefits of Indenture.    18
Section 2.10    Authenticating Agent.    19
Section 2.11    Global Securities.    19
Section 2.12    CUSIP Numbers, ISINs, Etc.    21
ARTICLE III

REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS
Section 3.01    Redemption.    21
Section 3.02    Notice of Redemption.    21
Section 3.03    Payment upon Redemption.    23
Section 3.04    Sinking Fund.    24
Section 3.05    Satisfaction of Sinking Fund Payments with Securities.    24
Section 3.06    Redemption of Securities for Sinking Fund.    25
ARTICLE IV

CERTAIN COVENANTS
Section 4.01    Payment of Principal, Premium and Interest.    25
Section 4.02    Maintenance of Office or Agency.    25
Section 4.03    Paying Agents.    26
Section 4.04    Statement by Officers as to Default.    28

Section 4.05    Waiver of Certain Covenants.    28
Section 4.06    Appointment to Fill Vacancy in Office of Trustee.    28
ARTICLE V

SECURITYHOLDERS’ LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE
Section 5.01    Company to Furnish Trustee with Names and Addresses of Securityholders.    29
Section 5.02    Preservation of Information; Communications with Securityholders.    29
Section 5.03    Reports by the Company.    30
Section 5.04    Reports by the Trustee.    30
ARTICLE VI

REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT
Section 6.01    Events of Default.    30
Section 6.02    Collection of Indebtedness and Suits for Enforcement by Trustee.    34
Section 6.03    Application of Moneys Collected.    35
Section 6.04    Limitation on Suits.    36
Section 6.05    Unconditional Right of Securityholders to Receive Principal and Interest.    36
Section 6.06    Rights and Remedies Cumulative; Delay or Omission Not Waiver.    36
Section 6.07    Control by Securityholders.    37
Section 6.08    Undertaking to Pay Costs.    37
Section 6.09    Waiver of Past Defaults.    38
ARTICLE VII

CONCERNING THE TRUSTEE
Section 7.01    Certain Duties and Responsibilities of Trustee.    38
Section 7.02    Certain Rights of Trustee.    40
Section 7.03    Trustee Not Responsible for Recitals or Issuance or Securities.    43
Section 7.04    May Hold Securities.    43

Section 7.05    Moneys Held in Trust.    43
Section 7.06    Compensation and Reimbursement.    43
Section 7.07    Reliance on Officers’ Certificate.    44
Section 7.08    Disqualification; Conflicting Interests.    45
Section 7.09    Corporate Trustee Required; Eligibility.    45
Section 7.10    Resignation and Removal; Appointment of Successor.    45
Section 7.11    Acceptance of Appointment By Successor.    47
Section 7.12    Merger, Conversion, Consolidation or Succession to Business.    48
Section 7.13    Preferential Collection of Claims against the Company.    49
Section 7.14    Agents.    49
ARTICLE VIII

CONCERNING THE SECURITYHOLDERS
Section 8.01    Evidence of Action by Securityholders.    49
Section 8.02    Proof of Execution by Securityholders.    50
Section 8.03    Who May be Deemed Owners.    50
Section 8.04    Certain Securities Owned by Company Disregarded.    51
Section 8.05    Actions Binding on Future Securityholders.    51
ARTICLE IX

SUPPLEMENTAL INDENTURES
Section 9.01    Supplemental Indentures without the Consent of Securityholders.    51
Section 9.02    Supplemental Indentures with Consent of Securityholders.    53
Section 9.03    Effect of Supplemental Indentures.    55
Section 9.04    Securities Affected by Supplemental Indentures.    55
Section 9.05    Execution of Supplemental Indentures.    55
ARTICLE X

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
Section 10.01    When the Company May Consolidate, Merge, Etc.    56

ARTICLE XI

SATISFACTION AND DISCHARGE
Section 11.01    Satisfaction and Discharge of Indenture.    57
Section 11.02    Discharge of Obligations.    58
Section 11.03    Deposited Moneys to be Held in Trust.    58
Section 11.04    Payment of Moneys Held by Paying Agents.    58
Section 11.05    Repayment to Company.    58
ARTICLE XII

IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS
Section 12.01    No Recourse.    59
ARTICLE XIII

DEFEASANCE AND COVENANT DEFEASANCE
Section 13.01    Company’s Option to Effect Defeasance or Covenant Defeasance.    60
Section 13.02    Defeasance and Discharge.    60
Section 13.03    Covenant Defeasance.    60
Section 13.04    Conditions to Defeasance or Covenant Defeasance.    61
Section 13.05    Deposited Money and Governmental Obligations to Be Held in Trust; Miscellaneous Provisions.    63
Section 13.06    Reinstatement.    63
ARTICLE XIV

MISCELLANEOUS PROVISIONS
Section 14.01    Effect on Successors and Assigns.    64
Section 14.02    Actions by Successor.    64
Section 14.03    Notices.    64
Section 14.04    Governing Law.    66
Section 14.05    Waiver of Jury Trial.    67
Section 14.06    Submission to Jurisdiction.    67
Section 14.07    Compliance Certificates and Opinions.    67
Section 14.08    Form of Documents Delivered to Trustee.    68
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Section 14.09    Payments on Business Days.    68
Section 14.10    Conflict with Trust Indenture Act.    68
Section 14.11    Counterparts.    69
Section 14.12    Separability.    69
Section 14.13    Assignment.    70
Section 14.14    Headings and Table of Contents.    70

INDENTURE, dated as of May 12, 2026, between Alaska Airlines, Inc., an Alaska corporation (the “Company”) and U.S. Bank Trust Company, National Association, as trustee hereunder (together with its successors and assigns in such capacity, the “Trustee”).
WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of unsecured debt securities, debentures, notes, bonds or other evidences of indebtedness (hereinafter referred to as the “Securities”), in an unlimited aggregate principal amount to be issued from time to time in one or more series, as provided in this Indenture;
WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and
WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.
NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the holders of Securities, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of Securities:
ARTICLE I

DEFINITIONS
Section 1.01Definitions of Terms.
The terms defined in this Section (except as in this Indenture or in any indenture supplemental hereto otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section and shall include the plural as well as the singular. All other terms used in this Indenture that are defined in the Trust Indenture Act, or that are by reference in the Trust Indenture Act defined in the Securities Act (except as herein or in any indenture supplemental hereto otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this instrument. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America.
“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. When used with respect to any Person, “control” means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” and “under common control with” have meanings correlative to the foregoing.
“Agents” means any Authenticating Agent, Paying Agent or Security Registrar, and each of their successors or assigns duly appointed herein.
“Airport Authority” means any city or any public or private board or other body or organization chartered or otherwise established for the purpose of administering, operating or managing airports or related facilities, which in each case is an owner, administrator, operator or manager of one or more airports or related facilities.
“Authenticating Agent” means an authenticating agent with respect to all or any of the series of Securities appointed with respect to all or any series of the Securities by the Company or the Trustee pursuant to Section 2.10.
“Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state bankruptcy, insolvency, reorganization or other law for the relief of debtors.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time.
“Board of Directors” means:
(1)    with respect to a corporation or an exempted company, the board of directors of the corporation or exempted company, as applicable, or any committee thereof duly authorized to act on behalf of such board;
(2)    with respect to a partnership, the board of directors of the general partner of the partnership;
(3)    with respect to a limited liability company, the managing member or members, manager or managers or any controlling committee of managing members or managers thereof; and
(4)    with respect to any other Person, the board or committee of such Person serving a similar function.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.
“Business Day” means any day other than a Saturday or Sunday, legal holiday or a day on which federal or state banking institutions in the Borough of Manhattan, the City and State of New York, or in the Place of Payment are authorized or obligated by law, executive order or regulation to close.
“Certificate” means a certificate signed by the Chief Executive Officer, Chief Financial Officer, President or any Vice President of the Company. The Certificate need not comply with the provisions of Section 14.07.
“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
“Company” means Alaska Airlines, Inc., a corporation duly organized and existing under the laws of the State of Alaska, or any successor in interest thereto.
“Corporate Trust Office” shall be at the address of the Trustee, specified in Section 14.03 hereof or such other address as to which the Trustee may give notice to the Securityholders and the Company.
“Currency” means miles, points and/or other units that are a medium of exchange constituting a convertible, virtual and private currency that is tradable property and that can be sold or issued.
“Custodian” means any receiver, trustee, assignee, liquidator, sequestrator, custodian or similar official under any Bankruptcy Law.
“Defeasance” has the meaning set forth in Section 13.02.
“Default” means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.
“Depositary” means, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or Section 2.11.

“Electronic Means” shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.
“Event of Default” means, with respect to Securities of a particular series any event specified in Section 6.01, continued for the period of time, if any, therein designated.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“GAAP” means generally accepted accounting principles in the United States of America, which are in effect from time to time.
“Global Security” means, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee or Authenticating Agent to the Depositary or pursuant to the Depositary’s instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank organization, or other entity exercising executive, legislative, judicial, taxing or regulatory powers or functions of or pertaining to government. Governmental Authority shall not include any Person in its capacity as an Airport Authority.
“Governmental Obligations” means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the Company thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.

“Guarantee” means a guarantee by a Guarantor of a series of Securities pursuant to a supplemental indenture to this Indenture.
“Guarantor” means any Person identified pursuant to a supplemental indenture to this Indenture as providing a Guarantee with respect to a series of Securities.
“herein,” “hereof” and “hereunder,” and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
“Indebtedness” means any Person’s obligation for borrowed money, including without limitation all obligations evidenced by bonds, debentures, notes or similar instruments.
“Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 2.01.
“Interest Payment Date,” when used with respect to any Security, means the Stated Maturity of an installment of interest on a Security of a particular series.
“Lien” means any lien (statutory or otherwise), security interest, mortgage, pledge, hypothecation, charge or similar encumbrance; provided, however, that in no event shall an operating lease, operating sublease or license be deemed to constitute a Lien.
“Officers’ Certificate” means a certificate signed by the Chief Executive Officer, Chief Financial Officer, President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”) and by the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller, or the Secretary or any Assistant Secretary of the Company that is delivered to the Trustee and any Agent (as applicable) in accordance with the terms hereof. Each such certificate shall include the statements provided for in Section 14.07, if and to the extent required by the provisions thereof.
“Opinion of Counsel” means an opinion in writing of legal counsel, who may be an employee of or counsel for the Company and who is reasonably acceptable to the Trustee that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 14.07, if and to the extent required by the provisions thereof.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01(d).
“Outstanding,” when used with reference to Securities of any series, means, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except (a) Securities theretofore canceled by the Trustee or any Paying Agent, or delivered to the Trustee or any Paying Agent for cancellation or that have previously been canceled; (b) Securities or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent); provided, however, that if such Securities or portions of such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article III provided, or provision satisfactory to the Trustee shall have been made for giving such notice; (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07; and (d) Securities as to which Defeasance (as defined in Section 13.02) has been effected pursuant to Section 13.02; provided, however, that in determining whether the Securityholders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the maturity thereof to such date pursuant to Section 6.01(d), (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 2.01, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 2.01, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes as is necessary or to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company.

“Parent” means Alaska Air Group, Inc.
“Person” means any natural person, corporation, division of a corporation, partnership, limited liability company, exempted company, trust, joint venture, association, company, estate, unincorporated organization, Airport Authority or Governmental Authority or any agency or political subdivision thereof.
“Place of Payment,” when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 2.01 or, if not so specified, New York, New York.
“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.
“Redemption Date,” when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
“Redemption Price,” when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
“Responsible Officer,” when used with respect to the Trustee or any Agent (as applicable), means any officer within the corporate trust department of the Trustee or such Agent (as applicable), including any vice president, assistant vice president, trust officer or any other officer of the Trustee or such Agent (as applicable) who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and, in each case, who shall have direct responsibility for the administration of this Indenture.
“SEC” means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such SEC is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
“Securities” has the meaning stated in the preamble of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture. For all purposes of this Indenture, the term “Securities” shall also include any additional Securities that may be issued under a supplemental indenture.

“Securities Act” means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.
“Security Register” has the meaning stated in Section 2.05(b).
“Security Registrar” has the meaning stated in Section 2.05(b).
“Securityholder,” “holder of Securities,” “registered holder,” or other similar term, means the Person or Persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.
“Signature Law” has the meaning set forth in Section 14.11.
“Stated Maturity,” when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.
“Subsidiary” means, with respect to any Person (in this definition referred to as the “parent”), any corporation, association or other business entity (whether now existing or hereafter organized) of which at least a majority of the securities or other ownership or membership interests having ordinary voting power for the election of directors (or equivalent governing body) is, at the time as of which any determination is being made, owned or controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.
“Trustee” means U.S. Bank Trust Company, National Association, in its capacity as trustee hereunder, and, subject to the provisions of Article VII, shall also include its successors and assigns and, if at any time there is more than one Person acting in such capacity hereunder, “Trustee” shall mean each such Person. The term “Trustee” as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.
“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder as in effect on the date of the indenture.
“Yield to Maturity” means the yield to maturity on a series of securities calculated at the time of issuance of such series or, if applicable, of the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

ARTICLE II

DESCRIPTION, TERMS, EXECUTION,
REGISTRATION AND EXCHANGE OF SECURITIES
Section 2.01Designation and Terms of Securities.
(a)The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by or pursuant to a Board Resolution of the Company or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution of the Company, and set forth in an Officers’ Certificate of the Company, or established in one or more indentures supplemental hereto:
(1)the title of the Security of the series (which shall distinguish the Securities of the series from all other Securities);
(2)any limit upon the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series);
(3)the Stated Maturity of the Securities of the series;
(4)the rate or rates at which the Securities of the series shall bear interest or the manner of calculation of such rate or rates, if any;
(5)the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of holders of Securities of the series to whom interest is payable on any such Interest Payment Dates;
(6)whether the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to any index, formula, or other method, such as one or more currencies, commodities, equity indices or other indices, and the manner in which such amounts shall be determined;
(7)the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;
(8)the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company, and the manner in which the particular Securities of such series (if less than all

Securities of such series are to be redeemed) are to be selected for redemption;
(9)the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in participation of future sinking fund obligations) or at the option of a holder of Securities and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;
(10)if other than denominations of $2,000 and any integral multiples of $1,000 in excess thereof, the denominations in which the Securities of the series shall be issuable;
(11)if other than the full principal amount thereof, the portion or, methods of determining the portion, of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;
(12)if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of “Outstanding” in Section 1.01;
(13)provisions granting special rights to holders of the Securities of the series upon the occurrence of specific events;
(14)any deletions from, modifications of or additions to the Events of Default or the Company’s covenants provided for with respect to the Securities of the series;
(15)if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 13.02 or Section 13.03 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;
(16)whether the Securities of the series will be convertible or exchangeable into shares of common stock or other securities or property of the Company and, if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, including the conversion or exchange price or method of determining the conversion or exchange price and the conversion or exchange period;
(17)whether the Securities of the series are issuable as a Global Security and, in such case, the identity of the Depositary for such series and the terms and conditions upon which Global Securities may be exchanged for certificated debt securities;
(18)the provisions, if any, relating to any guarantees or collateral provided for the Securities of such series;
(19)the forms of the Securities of the series;
(20)any special tax implications of the Securities of the series, including any provisions for Original Issue Discount Securities, if offered;
(21)any change in the right of the Trustee or the requisite Securityholders to declare the principal amount thereof due and payable pursuant to Section 6.01;
(22)any trustees, authenticating or Paying Agents, transfer agents or registrars, calculation agents or other agents with respect to the Securities of the series;
(23)any restrictions on the registration, transfer or exchange of the Securities of the series; and
(24)any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.01(10), but which may modify or delete any provision of this Indenture with respect to such series).
All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto.
If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate of the Company setting forth the terms of such series.
Securities of any particular series may be issued at various times, with different issue prices, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different redemption dates.
Section 2.02Form of Securities and Trustee’s Certificate.
The Securities of any series and the Trustee’s or Authenticating Agent’s certificate of authentication to be borne by such Securities shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution of the Company and as set forth in an Officers’ Certificate of the Company and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed, or to conform to usage.
Section 2.03Denominations; Provisions for Payment.
The Securities shall be issuable in fully registered form, without coupons, and in denominations of $2,000 and integral multiples of $1,000 in excess thereof, except as otherwise specified pursuant to Section 2.01 for the Securities of any series. The Securities of a particular series shall bear interest payable on the dates and at the rate specified with respect to that series. Unless otherwise provided pursuant to Section 2.01, the principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York. Each Security shall be dated the date of its authentication. Interest on the Securities of any series shall be computed on the basis of a 360-day year composed of twelve 30-day months, except as otherwise specified under Section 2.01 for Securities of any series.
The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.03.
Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 2.01, any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder of Securities; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

(1)The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee and the Paying Agent in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Paying Agent an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee and the Paying Agent for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Company shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 5 days after the receipt by the Trustee of the notice of the proposed payment. The Company shall promptly notify the Trustee of such special record date and the Company (or, upon the written request of the Company, the Trustee, in the name and at the expense of the Company), shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be transmitted, to each Securityholder at his or her address as it appears in the Security Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been transmitted as aforesaid, such Defaulted Interest shall be paid, pursuant to clause (2) below, to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable.
(2)The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee and the Paying Agent of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee and the Paying Agent.
Unless otherwise set forth in a Board Resolution of the Company or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term “regular record date” as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.
Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.
Section 2.04Execution and Authentication.
The Securities shall be signed on behalf of the Company by its Chief Executive Officer and President, Chief Financial Officer, Treasurer, or Secretary. Signatures may be executed by electronic means or in the form of a manual or facsimile signature. The Company may use the facsimile or electronic signature of any Person who shall have been a Chief Executive Officer and President, Chief Financial Officer, Treasurer, or Secretary thereof, notwithstanding the fact that at the time the Securities shall be authenticated and delivered or disposed of such Person shall have ceased to be the Chief Executive Officer and President, Chief Financial Officer, Treasurer, or Secretary of the Company. The Securities may contain such notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication by the Trustee or an Authenticating Agent.
A Security shall not be valid until authenticated manually by an authorized signatory of the Trustee or by an Authenticating Agent. Such signature shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Securityholder is entitled to the benefits of this Indenture.
At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee or an Authenticating Agent for authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by its Chief Executive Officer and President, Chief Financial Officer, Treasurer, or Secretary of the Company, and the Trustee or an Authenticating Agent in accordance with such written order shall authenticate and deliver such Securities.
In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers’ Certificate and Opinion of Counsel to the effect that the form and terms thereof have been established in conformity with the provisions of this Indenture.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, protections, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.
Section 2.05Registration of Transfer and Exchange.
(a)Securities of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose in the Borough of Manhattan, the City and State of New York, for other Securities of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section. In respect of any Securities so surrendered for exchange, the Company shall execute, the Trustee or an Authenticating Agent shall authenticate upon a written order of the Company and such office or agency shall deliver in exchange therefor the Security or Securities of the same series that the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.
(b)The Company shall keep, or cause to be kept, at its office or agency designated for such purpose in the Borough of Manhattan, the City and State of New York, or such other location designated by the Company a register or registers (herein referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as in this Article provided and which at all reasonable times shall be open for inspection by the Trustee. The Company may appoint one or more co-registrars for the purpose of registering Securities and transfer of Securities as herein provided (the “Security Registrar”). The Company initially appoints the Trustee as the Security Registrar.
Upon surrender for the registration of transfer of any Security at the office or agency of the Company designated for such purpose, the Company shall execute, the Trustee or an Authenticating Agent shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.
All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Security Registrar, duly executed by the registered holder or by such holder’s duly authorized attorney in writing. The transferring holder shall also provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation, any cost basis reporting obligations under Section 6405 of the Code. The Trustee may rely on any such information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

(c)No service charge shall be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series, but the Company, the Trustee or the Paying Agent may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, Section 3.03(b) and Section 9.04 not involving any transfer.
(d)The Company shall not be required (i) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the transmittal of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such transmittal, nor (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption. The provisions of this Section 2.05 are, with respect to any Global Security, subject to Section 2.11.
(e)The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer that may be imposed under this Indenture with respect to the Securities of any series pursuant to the terms thereof established as contemplated by Section 2.01 or under applicable law with respect to any transfer of any interest in any such Security (including any transfers between or among any depositary (including any Depositary), or its nominee, as a holder of a Security issued in global form, any participants in such depositary or owners or holders of beneficial interests in any such global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of such Securities if and as may be so established in respect of such Securities, and to examine the same to determine substantial compliance as to form with the express requirements thereof. Neither the Trustee nor any of its Agents shall have any responsibility for any actions taken or not taken by the Depositary.
Section 2.06Temporary Securities.
Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee or an Authenticating Agent shall authenticate and deliver upon a written order of the Company, temporary Securities (printed, lithographed or typewritten) of any authorized denomination. Such temporary Securities shall be substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security of any series shall be executed by the Company and be authenticated upon a written order of the Company by the Trustee or an Authenticating Agent upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unnecessary delay the Company will execute and will furnish definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the Securityholders), at the office or agency of the Company designated for the purpose in the Borough of Manhattan, the City and State of New York, and the Trustee or an Authenticating Agent, upon receipt of a written order of the Company, shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Company advises the Trustee or an Authenticating Agent to the effect that definitive Securities need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.
Section 2.07Mutilated, Destroyed, Lost or Stolen Securities.
In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon the Company’s written order, the Trustee or an Authenticating Agent (subject as aforesaid) shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant’s Security and of the ownership thereof. The Trustee or an Authenticating Agent may authenticate any such substituted Security and deliver the same upon the written order or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company, the Trustee or the Paying Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.
Every replacement Security issued pursuant to the provisions of this Section shall constitute an additional contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.
Section 2.08Cancellation.
All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any Paying Agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be canceled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On timely written request of the Company at the time of such surrender, the Trustee shall deliver to the Company canceled Securities held by the Trustee and, if requested in writing, provide evidence of cancellation to the Company. In the absence of such written request the Trustee may dispose of canceled Securities in accordance with its standard procedures. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.
Section 2.09Benefits of Indenture.
Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors hereunder and the holders of Securities any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and their successors hereunder and the holders of Securities.
Section 2.10Authenticating Agent.
So long as any of the Securities of any series remain Outstanding there may be an Authenticating Agent for any or all such series of Securities which the Company or the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by federal or state authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.
Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, protections, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.
Section 2.11Global Securities.
(a)If the Company shall establish pursuant to Section 2.01 that the Securities of a particular series are to be issued as a Global Security, then the Company shall execute and the Trustee or an Authenticating Agent shall, in accordance with Section 2.04, authenticate and deliver, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee or the Authenticating Agent to the Depositary or pursuant to the Depositary’s instruction and (iv) shall bear a legend substantially to the following effect: “Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary.”
(b)Notwithstanding the provisions of Section 2.05, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.
(c)If at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the Securities of such series and the Company will execute, and subject to Section 2.04, the Trustee or an Authenticating Agent will, upon the written order of the Company, authenticate (or cause to authenticate) and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.11 shall no longer apply to the Securities of such series. In such event the Company will execute and subject to Section 2.04, the Trustee or an Authenticating Agent, upon receipt of the written order of the Company and of an Officers’ Certificate evidencing such determination by the Company, will authenticate (or cause to authenticate) and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Security Registrar shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered. In connection with any proposed exchange of any Global Security for such Securities in definitive registered form, the Company or Depositary shall be required to provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Section 6405 of the Code. The Trustee may rely on any such information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.
Section 2.12CUSIP Numbers, ISINs, Etc.
The Company in issuing the Securities of any series may use “CUSIP” numbers, ISINs and “Common Code” numbers (if then generally in use), and if so, the Trustee may use the CUSIP numbers, ISINs and “Common Code” numbers in notices of redemption or exchange as a convenience to holders of Securities; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of such numbers printed in the notice or on the Securities; that reliance may be placed only on the other identification numbers printed on the Securities; and that any redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee and the Security Registrar in writing of any change in CUSIP numbers.

ARTICLE III

REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS
Section 3.01Redemption.
The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01.
Section 3.02Notice of Redemption.
(a)In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with the right reserved so to do, the Company shall, or shall cause the Trustee to (in the Company’s name and at the Company’s expense), give notice of such redemption to holders of the Securities of such series to be redeemed by transmitting a notice of such redemption not less than 10 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Security Register unless a shorter period is specified in the Securities to be redeemed; provided, however, that any notice of redemption may be sent more than 60 days prior to a Redemption Date if such notice is issued in connection with a defeasance pursuant to Article XIII or a satisfaction and discharge pursuant to Article XI. Any notice that is transmitted in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. Any redemption or notice of any redemption may, at the Company’s discretion, be subject to one or more conditions precedent. If any such condition precedent has not been satisfied, the Company shall provide written notice to the Trustee prior to the close of business not less than two (2) Business Days prior to the Redemption Date (or such other advance notice time period as shall be acceptable to the Trustee or as may otherwise be required in accordance with the Depositary’s procedures). In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or pursuant to an election of the Company that is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee and the Paying Agent with an Officers’ Certificate evidencing compliance with any such restriction or condition.
Each such notice of redemption shall specify the date fixed for redemption and the Redemption Price at which Securities of that series are to be redeemed (or the formula by which the Redemption Price will be determined), and shall state that payment of the Redemption Price of such Securities to be redeemed will be made at the office of the Paying Agent as specified in such notice, upon presentation and surrender of such Securities, that interest accrued to, but not including, the date fixed for redemption will be paid as specified in said notice, that from and after said date interest will cease to accrue and that the redemption is for a sinking fund, if such is the case. If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice that relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.
(b)If less than all the Securities of a series are to be redeemed, the Company shall give the Trustee and the Paying Agent at least 10 days’ (or such shorter period as the Trustee and the Paying Agent may agree) notice in advance of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select such Securities by lot, pro rata or by any other method the Trustee considers fair and appropriate and in accordance with methods generally used at the time of selection and in accordance with the applicable DTC procedures (subject to the minimum denomination requirements equal to $2,000 and any integral multiple of $1,000 in excess thereof) and shall thereafter promptly notify the Company in writing of the numbers of the Securities to be redeemed, in whole or in part; provided that, if the Securities are represented by one or more Global Securities, interests in such Global Securities shall be selected for redemption in accordance with the Depositary’s applicable procedures.
The Company may, if and whenever it shall so elect, instruct the Trustee or any Paying Agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company. In any case in which notice of redemption is to be given by the Trustee or any such Paying Agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such Paying Agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such Paying Agent to give any notice that may be required under the provisions of this Section.
If the Company elects to redeem the Securities pursuant to this Section 3.02, the Company shall give the Trustee and the Paying Agent at least eleven (11) days’ (or such shorter period as the Trustee and the Paying Agent may agree) notice in advance of the date fixed for redemption in an Officers’ Certificate setting forth the provision or provisions of this Indenture or the Securities pursuant to which the redemption shall occur, the Redemption Date, the principal amount of the Securities to be redeemed, the Redemption Price (or the formula by which the Redemption Price will be determined) and any other information required by this Section 3.02.
Section 3.03Payment upon Redemption.
(a)If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, together with interest accrued to, but not including, the date fixed for redemption and interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such Redemption Price and accrued interest with respect to any such Security or portion thereof. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, such Securities shall be paid and redeemed at the applicable Redemption Price for such series, together with interest accrued thereon to, but not including, the date fixed for redemption (but if the date fixed for redemption is an interest payment date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to Section 2.03).
(b)Upon presentation of any Security of such series that is to be redeemed in part only, the Company shall execute and the Trustee or the Authenticating Agent upon a written order from the Company shall authenticate and the office or agency where the Security is presented shall deliver to the Securityholder thereof, at the expense of the Company, a new Security of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.
Section 3.04Sinking Fund.
The provisions of Sections 3.04, 3.05 and 3.06 shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.01 for Securities of such series.
The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 3.05Satisfaction of Sinking Fund Payments with Securities.
The Company (i) may deliver Outstanding Securities of a series (other than any Securities previously called for redemption) and (ii) may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee and the Security Registrar at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.
Section 3.06Redemption of Securities for Sinking Fund.
Not less than 30 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee and the Paying Agent an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 3.05 and the basis for such credit and will, together with such Officers’ Certificate, deliver to the Trustee any Securities to be so delivered. Not less than 15 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.
ARTICLE IV

CERTAIN COVENANTS
Section 4.01Payment of Principal, Premium and Interest.
(a)The Company shall pay or cause to be paid the principal of and premium, if any, and interest on the Securities on or prior to the dates and in the manner provided in such Securities or pursuant to this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the applicable due date if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money sufficient to pay all of such installment then due.

Section 4.02Maintenance of Office or Agency.
So long as any series of the Securities remain Outstanding, the Company agrees to maintain an office or agency in the United States, with respect to each such series and at such other location or locations as may be designated as provided in this Section 4.02, where (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as hereinabove authorized for registration of transfer and exchange, and (iii) notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by its Chief Executive Officer and President, Chief Financial Officer, Treasurer, or Secretary and delivered to the Trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands; provided, however, that nothing herein shall be construed to appoint the Trustee as an agent of the Company for the service of legal process.
The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
Section 4.03Paying Agents.
(a)If the Company shall appoint one or more Paying Agents for all or any series of the Securities, other than the Trustee or the initial Paying Agent, the Company will cause each such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee subject to the provisions of this Section:
(1)that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the Persons entitled thereto;
(2)that it will give the Trustee notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of and premium, if any or interest on the Securities of that series when the same shall be due and payable;
(3)that it will, at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and
(4)that it will perform all other duties of Paying Agent as set forth in this Indenture.
The Company initially appoints the Trustee as Paying Agent.
(b)If the Company shall act as its own Paying Agent with respect to any series of the Securities, it will on or before each due date of the principal of, and premium, if any, or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal, and premium, if any, or interest so becoming due on Securities of that series until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action. Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of, and premium, if any, or interest on any Securities of that series, deposit with the Paying Agent a sum sufficient to pay the principal, and premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of this action or failure so to act.
(c)Notwithstanding anything in this Section to the contrary, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.05, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
(d)Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 2.01 and subject to applicable law (including applicable state escheat laws), any money or Governmental Obligations deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company at its option at the request of the Company, or (if then held by the Company) shall be discharged from such trust; and the holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.
(e)Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee will automatically be the Paying Agent for the Securities.
Section 4.04Statement by Officers as to Default.
The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate, to the effect that to the best knowledge of the signers thereof (on behalf of the Company) the Company is or is not in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.
The Company shall, so long as any of the Securities are Outstanding, deliver to a Responsible Officer of the Trustee, within 10 Business Days upon any officer of the Company becoming aware of any Default or Event of Default, an Officers’ Certificate specifying such Default or Event of Default and describing its status with particularity and the action proposed to be taken thereto.
Section 4.05Waiver of Certain Covenants.
Except as otherwise specified as contemplated by Section 2.01 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided by this Indenture for the benefit of the holder of such series, if before the time for such compliance the holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by act of such holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall adversely affect the Trustee without its consent or extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 4.06Appointment to Fill Vacancy in Office of Trustee.
The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.
ARTICLE V

SECURITYHOLDERS’ LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE
Section 5.01Company to Furnish Trustee with Names and Addresses of Securityholders.
The Company will furnish or cause to be furnished to the Trustee and the Security Registrar (a) on a semi-annual basis not more than 10 days after each regular record date a list, in such form as the Trustee or the Security Registrar may reasonably require, of the names and addresses of the holders of each series of Securities as of such regular record date; provided that the Company shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee and the Security Registrar by the Company; and (b) at such other times as the Trustee or the Security Registrar may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, in either case, no such list need be furnished for any series for which the Trustee shall be the Security Registrar.
Section 5.02Preservation of Information; Communications with Securityholders.
(a)The Trustee and the Security Registrar shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Securityholders contained in the most recent list furnished to them as provided in Section 5.01 and as to the names and addresses of Securityholders received by the Trustee or the Security Registrar.
(b)The Trustee and the Security Registrar may destroy any list furnished to them as provided in Section 5.01 upon receipt of a new list so furnished.
(c)Securityholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or under the Securities.
(d)Every Securityholder, by receiving and holding the same, agrees with the Company, the Trustee and the Security Registrar that neither the Company, nor the Trustee, nor the Security Registrar, nor any agent of any of them, shall be held accountable by reason of any disclosure of information as to names and addresses of Securityholders made pursuant to the Trust Indenture Act.
Section 5.03Reports by the Company.
Following the qualification of this Indenture under the Trust Indenture Act, the Company shall comply with the provisions of Section 314(a) of the Trust Indenture Act.
Delivery of such reports, documents and information to the Trustee is for informational purposes only, and the Trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates), or require the Trustee to review such reports, information or documents. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the terms of this Article V or the posting of any reports, documents and information on the EDGAR system or any website.
Section 5.04Reports by the Trustee.
(a)On or before July 15 in each year in which any of the Securities are Outstanding, the Trustee shall transmit to the Securityholders, as their names and addresses appear upon the Security Register, a brief report dated as of the preceding May 15, if and to the extent required under Section 313(a) of the Trust Indenture Act.
(b)The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.
(c)A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Company, with each stock exchange upon which any Securities are listed (if so listed) and also with the SEC.
ARTICLE VI

REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT
Section 6.01Events of Default.
(a)Whenever used herein with respect to the Securities of a particular series, “Event of Default” means any one or more of the following events that has occurred and is continuing, unless such event is specifically deleted or modified in accordance with Section 2.01:
(1)default in any payment of the principal amount or premium, if any, on any of the Securities of that series when such amount becomes due and payable at Stated Maturity, upon acceleration, redemption or otherwise;
(2)failure to pay interest on any Security of that series when such interest becomes due and payable and such failure continues for a period of 30 days;
(3)failure to comply in any material respect with any of the covenants or agreements applicable to Securities of that series (other than those referred to in (1) or (2) above) and such failure continues for 90 days after the notice specified below;
(4)except as permitted by any series of Securities in accordance with the provisions of Section 2.01, a Guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect, or a Guarantor denies or disaffirms in writing its obligations under a Guarantee;
(5)the entry by a court of competent jurisdiction of:
(i)a decree or order for relief in respect of the Company or Parent in an involuntary proceeding under any applicable Bankruptcy Law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;
(ii)a decree or order adjudging the Company to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or
(iii)a final and non-appealable order appointing a Custodian of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company;
(6)the Company or Parent pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case or proceeding; (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding; (iii) files a petition or answer or consent seeking reorganization or relief or consents to such filing or to the appointment of or taking possession by a Custodian of it or for all or substantially all of its property, and such Custodian is not discharged within 60 days; (iv) makes a general assignment for the benefit of its creditors; or (v) admits in writing its inability to pay its debts generally as they become due; or
(7)any other Event of Default provided for pursuant to Section 2.01 with respect to Securities of that series.

(b)A Default under clause (3) above is not an Event of Default with respect to any series of Securities until the Trustee notifies the Company (or the Securityholders of at least 25% in principal amount of the Outstanding Securities of that series notify the Company and the Trustee of such Default) (such notice being a “Notice of Default”) and the Company does not cure such Default within the time specified in clause (3) after receipt of such notice.  Such notice must specify the Default, demand that it be remedied and state that such notice is a “Notice of Default.”
(c)If a Default with respect to the Securities occurs and is continuing and is actually known to a Responsible Officer of the Trustee, the Trustee will deliver to each Securityholder a Notice of Default within 90 days after it has actual knowledge thereof. Except in the case of a Default in the payment of principal of, premium, if any, or accrued and unpaid interest on the Securities, the Trustee may withhold the notice if and so long as it in good faith determines that withholding such notice is in the interest of the Securityholders.
(d)Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 2.01, if an Event of Default (other than an Event of Default specified in Sections 6.01(a)(5) or 6.01(a)(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, either the Trustee or the Securityholders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the principal of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. If an Event of Default specified in Sections 6.01(a)(5) or 6.01(a)(6) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Securityholder, become immediately due and payable.
(e)An Event of Default with respect to the Securities of any series will not necessarily be an event of default with respect to any other debt securities issued under this Indenture.
(f)Securityholders of a majority in principal amount of the Outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee for any Securities issued under this Indenture, or exercising any trust or power conferred on the Trustee with respect to any such Securities. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to certain exceptions, that the Trustee determines is unduly prejudicial to the rights of any other Securityholder or that would subject the Trustee to personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any such action, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.
(g)By notice to the Trustee, the holders of a majority in aggregate principal amount of the applicable series of Securities then Outstanding may waive an existing Default and its consequences, except (i) a Default in the payment of the principal amount of, premium, if any, and accrued and unpaid interest on the Securities, (ii) a Default arising from the failure to redeem or purchase any Securities when required pursuant to the terms of this Indenture or (iii) a Default in respect of a provision that under this Indenture cannot be amended without the consent of each affected Securityholder. Further, the holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration of the Securities and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to the Securities have been cured or waived, except nonpayment of the principal amount of, and accrued and unpaid interest on, the Securities that has become due solely because of acceleration. No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.
(h)In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, protections, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.
Section 6.02Collection of Indebtedness and Suits for Enforcement by Trustee.
(a)The Company covenants that (1) in case it shall default in the payment of any installment of interest on any of the Securities of a series as and when the same shall have become due and payable, and such default shall have continued for a period of 30 days, or (2) in case it shall default in the payment of the principal of, or premium, if any, on any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a series or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities for principal, and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal, and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

(b)If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or other obligor upon the Securities of that series, wherever situated.
(c)In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affecting the Company or its creditors or property, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company under the Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee and Agents under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee and Agents, and, in the event that the Trustee and Agents shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee and Agents any amount due it under Section 7.06.
(d)All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Securities of such series.
In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.
Section 6.03Application of Moneys Collected.
Any moneys or property collected by the Trustee pursuant to this Article with respect to a particular series of Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys or property on account of principal, or premium, if any, or interest, upon presentation of the Securities of that series, and notation thereon the payment, if only partially paid, and upon surrender thereof if fully paid:
FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee and the Agents under Section 7.06;
SECOND: To the payment of the amounts then due and unpaid upon Securities of such series for principal, and premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, and premium, if any, and interest, respectively and
THIRD: To the payment of the remainder, if any, to the Company, its successors or assigns or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
Section 6.04Limitation on Suits.
No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided; (ii) the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder; (iii) such holder or holders shall have offered, and if requested, provided to the Trustee such indemnity satisfactory to it as it may require against the costs, expenses and liabilities to be incurred therein or thereby; (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; and (v) during such 60 day period, the holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.
Section 6.05Unconditional Right of Securityholders to Receive Principal and Interest.
Notwithstanding any other provision of this Indenture, the right of any Securityholder to receive payment of the principal of (and premium, if any) and interest on such Security, as therein provided, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Securityholder.
Section 6.06Rights and Remedies Cumulative; Delay or Omission Not Waiver.
(a)Except as otherwise provided in Section 2.07, all powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the Securityholders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.
(b)No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or on acquiescence therein; and, subject to the provisions of Section 6.04 or Section 6.05, every power and remedy given by this Article or by law to the Trustee or the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.
Section 6.07Control by Securityholders.
The Securityholders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding, determined in accordance with Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture, be unduly prejudicial to the rights of Securityholders of any other series at the time Outstanding determined in accordance with Section 8.04 (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders) or involve the Trustee in personal liability, provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability. Prior to taking any such action hereunder, the Trustee shall be entitled to indemnification from such Securityholders and/or security from such Securityholders satisfactory to it in its sole discretion against all fees, losses, liabilities and expenses (including attorney’s fees and expenses) caused by or that might be caused by taking or not taking such action.
Section 6.08Undertaking to Pay Costs.
All parties to this Indenture agree, and each holder of Securities by such holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of, or premium, if any, or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.
Section 6.09Waiver of Past Defaults.
Subject to Section 6.01(d), the Securityholders of not less than a majority in principal amount of the Outstanding Securities of any series, determined in accordance with Section 8.04, may on behalf of the Securityholders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:
(1)in the payment of the principal of or any premium or interest on any Security of such series, or
(2)in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Securityholder of each Outstanding Security of such series affected.
Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this

Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
ARTICLE VII

CONCERNING THE TRUSTEE
Section 7.01Certain Duties and Responsibilities of Trustee.
(a)The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing of all Events of Default with respect to the Securities of that series that may have occurred, shall undertake to perform with respect to the Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Securities of a series has occurred (that has not been cured or waived), the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.
(b)No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(1)prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all such Events of Default with respect to that series that may have occurred:
(a)the duties and obligations of the Trustee shall with respect to the Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to the Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
(b)in the absence of gross negligence or willful misconduct on the part of the Trustee, the Trustee may with respect to the Securities of such series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(2)the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
(3)the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Securityholders of not less than a majority in principal amount of the Securities of any series at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series;
(4)none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it; and
(5)whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to this Section 7.01 and Section 7.02.
Section 7.02Certain Rights of Trustee.
Except as otherwise provided in Section 7.01:
(a)The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, other paper or document or electronic communication believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;
(b)Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company, by the Chief Executive Officer, Chief Financial Officer, President or any Vice President and by the Treasurer or any Assistant Treasurer or the Controller or any Assistant Controller or the Secretary or any Assistant Secretary of the Company thereof (unless other evidence in respect thereof is specifically prescribed herein);
(c)The Trustee may consult with counsel, investment bankers, accountants or other professionals and the advice of such counsel, investment bankers, accountants or other professionals or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

(d)The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered, and if requested, provided to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby;
(e)The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;
(f)The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such costs, expenses or liabilities as a condition to so proceeding. The expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;
(g)The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any willful misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
(h)Whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate and delivered to the Trustee and such Officers’ Certificate, in the absence of gross negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;
(i)in no event shall the Trustee be liable to any Person for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits) for any action it takes or omits to take, even if the Trustee has been advised of the likelihood of such loss or damage;
(j)The Trustee shall not be deemed to have notice of a Default or an Event of Default unless written notice of any event which is in fact such a Default (and stating the occurrence of a default or Event of Default) is actually received by a Responsible Officer of the Trustee at the Corporate Trust Office of the

Trustee, and such notice references the Securities and this Indenture and states it is a notice of default;
(k)The permissive rights of the Trustee enumerated herein shall not be construed as duties;
(l)The Trustee shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Indenture or any other documents or agreements entered into in connection with the transactions contemplated hereby by the Company or any other party hereto;
(m)In no event shall the Trustee or any Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, (i) any act or provision of any present or future law or regulation or governmental authority, (ii) any act of God, (iii) natural disaster, (iv) war, (v) terrorism, (vi) civil unrest, (vii) accidents, (viii) labor dispute, (ix) disease, (x) epidemic or pandemic, (xi) quarantine, (xii) national emergency, (xiii) loss or malfunction of utility or computer software or hardware, (xiv) communications system failure, (xv) malware or ransomware or (xvi) unavailability of the Federal Reserve Bank wire or telex system or other wire or other funds transfer systems, or (xvii) unavailability of any securities clearing system; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances;
(n)Before the Trustee acts or refrains from acting, it may require an Officers’ Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers’ Certificate or Opinion of Counsel;
(o)The rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and
(p)Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company will be sufficient if signed by an officer of the Company. The Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed by any Person authorized to sign an Officers’ Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded.
Section 7.03Trustee Not Responsible for Recitals or Issuance or Securities.
(a)The recitals contained herein and in the Securities shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

(b)The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.
(c)The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.01, or for the use or application of any moneys received by any Paying Agent other than the Trustee.
Section 7.04May Hold Securities.
The Trustee or any Paying Agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.
Section 7.05Moneys Held in Trust.
Subject to the provisions of Section 11.05, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon.
Section 7.06Compensation and Reimbursement.
(a)The Company covenants and agrees to pay to the Trustee and the Agents, and the Trustee and the Agents shall be entitled to, such reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), as the Company, and the Trustee or the Agents may from time to time agree in writing, for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee or the Agents, and, except as otherwise expressly provided herein, the Company will pay or reimburse the Trustee and the Agents upon their request for all reasonable expenses, disbursements, charges and advances incurred or made by the Trustee or the Agents in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of their counsel and of all Persons not regularly in their employ) except any such expense, disbursement or advance as may arise from their gross negligence or willful misconduct (as determined by a competent court of appropriate jurisdiction in a final, non-appealable judgment). The Company also covenants to indemnify the Trustee and the Agents (and their officers, agents, directors and employees) for, and to hold them harmless against, any and all claims, obligation, losses, liabilities, damages, injuries, penalties, stamp or other similar taxes, actions, suits, judgment, costs and expenses (including reasonable attorneys’ fees and agents’ fees and expenses) of whatever kind or nature regardless of their merit, demanded, asserted, or claimed against the Trustee (whether asserted by any Securityholder, the Company or otherwise) directly or indirectly related to, arising out of or in connection with the acceptance or administration of this Indenture or the Securities, including the costs and expenses of defending themselves against any claim of liability in the premises, reasonable attorneys’ and consultants’ fees and expenses and court costs, enforcing this Indenture (including this Section 7.06) and of defending themselves against any claims except to the extent caused by the Trustee’s or Agents’ gross negligence or willful misconduct (as determined by a competent court of appropriate jurisdiction in a final, non-appealable judgment). The obligations of the Company under this Section 7.06(a) shall survive the satisfaction and discharge of this Indenture and the earlier resignation or removal of the Trustee or an Agent.
(b)The obligations of the Company under this Section to compensate and indemnify the Trustee and Agents and to pay or reimburse the Trustee and Agents for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee or Agents as such, except funds held in trust for the benefit of the Securityholders of particular Securities.
(c)Without prejudice to any other rights available to the Trustee or the Agents under applicable law, when the Trustee or the Agents incur expenses or render services after an Event of Default specified in Section 6.01(a)(5) or Section 6.01(a)(6) occurs, the expenses and the compensation for the services are intended to constitute administrative expenses for purposes of priority under any bankruptcy, insolvency or similar laws.
Section 7.07Reliance on Officers’ Certificate.
Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee and such certificate, in the absence of gross negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.
Section 7.08Disqualification; Conflicting Interests.
If the Trustee has or shall acquire any “conflicting interest” within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

Section 7.09Corporate Trustee Required; Eligibility.
There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation or other entity organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation, entity or other Person permitted to act as trustee by the SEC, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.
Section 7.10Resignation and Removal; Appointment of Successor.
(a)The Trustee or any successor hereafter appointed, may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation to the Securityholders of such series, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by an authorized officer of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the transmitting of such notice of resignation, the resigning Trustee may (at the expense of the Company) petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.
(b)In case at any time any one of the following shall occur:
(1)the Trustee shall fail to comply with the provisions of Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

(2)the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or
(3)the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;
then, in any such case, (i) the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by an authorized officer of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or (ii) unless the Trustee’s duty to resign is stayed as provided herein, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of that Securityholder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.
(c)The Securityholders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to such series by so notifying the Trustee and the Company in writing and may appoint a successor Trustee for such series with the consent of the Company.
(d)Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11. Notwithstanding the resignation or removal of the Trustee pursuant to this Section 7.10, the Company’s obligations under Section 7.06 shall continue for the benefit of the retiring Trustee and the successor Trustee shall enforce the lien provided in favor of the Trustee in Section 7.06 for the benefit of the retiring Trustee.
(e)Any successor trustee appointed pursuant to this Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.
Section 7.11Acceptance of Appointment By Successor.
(a)In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute,

acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder. No retiring Trustee shall have any responsibility or liability for the action or inaction of any successor trustee.
(b)In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.
(c)Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.
(d)No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.
(e)Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder to the Securityholders, as their names and addresses appear upon the Security Register. If the Company fails to transmit such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.
Section 7.12Merger, Conversion, Consolidation or Succession to Business.
Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee (as a result of any merger, conversion, consolidation or sale of all or substantially all of its corporate trust business), shall be the successor of the Trustee hereunder, provided that such entity shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
Section 7.13Preferential Collection of Claims against the Company.
The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.
Section 7.14Agents.
The rights, protections, immunities and indemnities afforded to the Trustee under this Indenture shall also be afforded to each Agent hereunder; provided (i) an Agent shall only be liable to the extent of its gross negligence or willful misconduct; and (ii) in and during an Event of Default, only the Trustee, and not any Agent, shall be subject to the prudent person standard.

ARTICLE VIII

CONCERNING THE SECURITYHOLDERS
Section 8.01Evidence of Action by Securityholders.
Whenever in this Indenture it is provided that the holders of Securities of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of Securities of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of substantially similar tenor executed by such holders of Securities of that series in Person or by agent or proxy appointed in writing.
If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers’ Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Securityholders of the requisite principal amount of Outstanding Securities on the date such action is taken.
Section 8.02Proof of Execution by Securityholders.
Subject to the provisions of Section 8.01, proof of the execution of any instrument by a Securityholder (such proof will not require notarization) or his agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:
(a)The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee.
(b)The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof.
(c)The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.
Section 8.03Who May be Deemed Owners.
Prior to the due presentment for registration of transfer of any Security, the Company, the Trustee, the Paying Agent and the Security Registrar may deem and treat the Person in whose name such Security shall be registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.03) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor the Paying Agent nor the Security Registrar shall be affected by any notice to the contrary.
Section 8.04Certain Securities Owned by Company Disregarded.
In determining whether the Securityholders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent or waiver under this Indenture, the Securities of that series that are not Outstanding shall be disregarded for the purpose of any such determination except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.
Section 8.05Actions Binding on Future Securityholders.
At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series that is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of that series.
ARTICLE IX

SUPPLEMENTAL INDENTURES
Section 9.01Supplemental Indentures without the Consent of Securityholders.
In addition to any supplemental indenture otherwise authorized by this Indenture, including in connection with the establishment of a series of Securities, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:
(1)to evidence the succession of another Person to the Company or Parent pursuant to a consolidation, merger or conveyance, transfer or lease of assets permitted under this Indenture;
(2)to surrender any right or power conferred upon the Company;
(3)to add to the covenants such further covenants, restrictions, conditions or provisions of the Company for the benefit of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, to the effect that such covenants are expressly being included solely for the benefit of such series), and to add any additional Events of Default for the benefit of the holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, to the effect that such Events of Default are expressly being included solely for the benefit of such series);
(4)to cure any ambiguity, mistake, omission, defect or inconsistency, or correct or supplement any provision contained in this Indenture, in any supplemental indenture, Board Resolution, Officers’ Certificate or in the Securities that may be defective or inconsistent with any other provision contained therein;

(5)to convey, transfer, assign, mortgage or pledge any property to or with the Trustee for the benefit of the holders of all or any series of Securities, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of any holders of Securities;
(6)to modify or amend this Indenture in such a manner as to permit the qualification of this Indenture under the Trust Indenture Act as then in effect;
(7)to add to or change any provisions of this Indenture to such extent as necessary to permit or facilitate the issuance of any Securities in bearer or uncertificated form, provided that any such action shall not adversely affect the interests of the holders of such Securities in any material respect;
(8)to provide security for the benefit of the holders of all or any series of Securities;
(9)to provide guarantees for the benefit of the holders of all or any series of Securities;
(10)to make any change that does not adversely affect the rights of any holder of Securities in any material respect; provided that any change to the terms of the Indenture or to a series of Securities made solely to conform to the description of such series of Securities in an offering document, prospectus supplement or other similar offering document relating to the initial offering of such series of Securities shall be deemed to not adversely affect the rights of the Securityholders of such series in any material respect; or
(11)to evidence and provide for the acceptance of appointment of a separate or successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of this Indenture by more than one Trustee.
The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee’s own rights, protections, duties or immunities under this Indenture or otherwise.
Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

Section 9.02Supplemental Indentures with Consent of Securityholders.
With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time Outstanding, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 the rights of the holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby:
(1)make any change to the percentage of principal amount of Securities of any series the Securityholders of which must consent to an amendment or waiver;
(2)reduce the principal amount of, premium, if any, or interest on, or extend the Stated Maturity or interest payment periods, of the Securities of any series;
(3)make the Securities of such Securityholder payable in money or securities other than that as stated in the Securities;
(4)make any change that reduces the amount payable to a Securityholder or the timing of payment to a Securityholder upon its exercise of any right to require the Company to purchase any Securities of such Securityholder in accordance with this Indenture;
(5)except in connection with a satisfaction and discharge of this Indenture or a consolidation, merger or conveyance, transfer or lease of assets pursuant to this Indenture, release Parent from its obligations under its Guarantee or make any change in such Guarantee that would adversely affect such Securityholder;
(6)impair the right of such Securityholder to institute suit for the enforcement of any payment with respect to the Securities;
(7)change certain requirements relating to waiving an existing Default or to the right to receive payment of, or bring suit to enforce payments of, the principal amount of, premium, if any, or interest on the Securities of any series; or
(8)modify any of the foregoing provisions of this sentence.

It shall not be necessary for the consent of the Securityholders of any series affected thereby under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.
Section 9.03Effect of Supplemental Indentures.
Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX or of Article X, this Indenture shall, with respect to such series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.
Section 9.04Securities Affected by Supplemental Indentures.
Securities of any series, affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article IX or of Article X, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of that series so modified as to conform to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities of that series then Outstanding.
Section 9.05Execution of Supplemental Indentures.
Upon the request of the Company, and upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, protections, duties or immunities under this Indenture or otherwise, in which case the Trustee may, in its discretion, but shall not be obligated to, enter into such supplemental indenture. The Trustee, subject to the provisions of Section 7.01, shall receive an Officers’ Certificate and Opinion of Counsel (in addition to the documents required under Section 14.07 hereunder) as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof; provided, however, that such Opinion of Counsel need not be provided in connection with the execution of a supplemental indenture that establishes the terms of a series of Securities pursuant to Section 2.01.
Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Article, the Company or the Trustee (in the Company’s name and at the written request of the Company in an Officers’ Certificate) shall transmit a notice, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Company or the Trustee to transmit such notice or cause such notice to be transmitted, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.
ARTICLE X

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
Section 10.01When the Company May Consolidate, Merge, Etc.
So long as any Securities are Outstanding, the Company and Parent may not (a) merge with or into or consolidate with another Person, or (b) convey, lease or otherwise transfer all or substantially all of its assets to any Person other than to a direct or indirect wholly-owned subsidiary of the Company, and no Person may merge with or into or consolidate with the Company, in each case unless:
(a)the Company is the surviving Person, or the Person formed by or surviving such merger or consolidation or to which such conveyance, lease or transfer shall have been made (the “Successor”), if other than the Company, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and, unless the Company or Parent, as the case may be, is the surviving person, shall expressly assume by indenture supplemental hereto, executed and delivered to the Trustee, all the obligations of the Company and Parent under the Securities and this Indenture;
(b)immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and
(c)the Company delivers to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto comply with this Section 10.01 and that all conditions precedent in this Indenture relating to such transaction have been complied with.
This Section 10.01 shall not prohibit (i) the direct or indirect conveyance or transfer of all or any portion of the capital stock, assets or liabilities of any of the Parent’s direct or indirect wholly-owned Subsidiaries to Parent or any of its direct or indirect wholly-owned Subsidiaries or (ii) the consolidation or merger of any of Parent’s direct or indirect wholly-owned Subsidiaries with and into Parent or any of its direct or indirect wholly-owned Subsidiaries.
The Successor will be the successor to the Company, and will succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and become the obligor on the Securities with the same effect as if the Successor had been named as the Company herein, and thereafter the predecessor Company shall be relieved of all of its obligations and covenants under this Indenture, but, in the case of a lease of all or substantially all of the assets of the Company, the predecessor Company will not be released from its obligations to pay the principal of, premium, if any, and interest on the Securities.
ARTICLE XI

SATISFACTION AND DISCHARGE
Section 11.01Satisfaction and Discharge of Indenture.
If at any time: (a) the Company shall have delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.07) and Securities for whose payment money or Governmental Obligations or a combination thereof (to the extent of Governmental Obligations, sufficient in the Company’s view expressed in an Officers’ Certificate delivered to the Trustee) have theretofore been deposited in trust or segregated and held in trust by the Company (and thereupon repaid to the Company or discharged from such trust, as provided in Section 11.05); or (b) all such Securities of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount in moneys or Governmental Obligations, without reinvestment, or a combination thereof, sufficient (to the extent of Governmental Obligations, in the Company’s view expressed in an Officers’ Certificate delivered to the Trustee), to pay at maturity or upon redemption all Securities of that series not theretofore delivered to the Trustee for cancellation, including principal, and premium, if any, and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder with respect to such series by the Company then this Indenture shall thereupon cease to be of further effect with respect to such series except for the provisions of Sections 2.03, 2.05, 2.07, 4.01, 4.02, 4.03 and 7.10, that shall survive until the date of maturity or redemption date, as the case may be, and Sections 7.06 and 11.05, that shall survive to such date and thereafter, and the Trustee, on demand of the Company, after delivery of an Officers’ Certificate and Opinion of Counsel stating that all conditions precedent thereto have been complied with (and at the cost and expense of the Company) shall execute such instruments reasonably requested by the Company acknowledging satisfaction of and discharging this Indenture with respect to such series.
Section 11.02Discharge of Obligations.
If at any time all such Securities of a particular series not heretofore delivered to the Trustee for cancellation or that have not become due and payable as described in Section 11.01 shall have been paid by the Company by depositing irrevocably with the Trustee as trust funds (A) money in an amount, or (B) Governmental Obligations which, through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient (to the extent of Governmental Obligations, in the Company’s view expressed in an Officers’ Certificate delivered to the Trustee), without reinvestment, to pay at maturity or upon redemption all such Securities of that series not theretofore delivered to the Trustee for cancellation, including principal, and premium, if any, and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to such series, then after the date such moneys or Governmental Obligations, as the case may be, are deposited with the Trustee the obligations of the Company under this Indenture with respect to such series shall cease to be of further effect except for the provisions of Sections 2.03, 2.05, 2.07, 4.01, 4.02, 4.03, 7.06, 7.10 and 11.05 hereof that shall survive until such Securities shall mature and be paid. Thereafter, Sections 7.06 and 11.05 shall survive.
Section 11.03Deposited Moneys to be Held in Trust.
All moneys or Governmental Obligations deposited with the Trustee pursuant to Sections 11.01 or 11.02 shall be held in trust and shall be available for payment as due, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Securityholders of the particular series of Securities for the payment or redemption of which such moneys or Governmental Obligations have been deposited with the Trustee.
Section 11.04Payment of Moneys Held by Paying Agents.
In connection with the satisfaction and discharge of this Indenture all moneys or Governmental Obligations then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such

Paying Agent shall be released from all further liability with respect to such moneys or Governmental Obligations.
Section 11.05Repayment to Company.
Subject to applicable law (including state escheat laws), all moneys or Governmental Obligations deposited with any Paying Agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium or interest on the Securities of a particular series that are not applied but remain unclaimed by the Securityholders of such Securities for two years after the date upon which the principal of, and premium, if any, or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company (if then held by the Company) and shall be discharged from such trust; and thereupon the Paying Agent and the Trustee shall be released from all further liability with respect to such moneys or Governmental Obligations, and the Securityholder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof.
ARTICLE XII

IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS
Section 12.01No Recourse.
No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.
ARTICLE XIII

DEFEASANCE AND COVENANT DEFEASANCE
Section 13.01Company’s Option to Effect Defeasance or Covenant Defeasance.
The Company may elect, at its option at any time, to have Section 13.02 or Section 13.03 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 2.01 as being defeasible pursuant to such Sections 13.02 or 13.03, in accordance with any applicable requirements provided pursuant to Section 2.01 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 2.01 for such Securities.
Section 13.02Defeasance and Discharge.
Upon the Company’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter called “Defeasance”). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the request and expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Securityholders to receive, solely from the trust fund described in Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company’s obligations with respect to such Securities under Sections 2.05, 2.06, 2.07, 4.01, 4.02 and 4.03, (3) the rights, protections, powers, trusts, duties, indemnities and immunities of the Trustee hereunder, including but not limited to Section 7.06, and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 13.03 applied to such Securities.
Section 13.03Covenant Defeasance.
Upon the Company’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from its obligations under Article X, Sections 4.06, and any covenants provided pursuant to Sections 2.01(a)(15), 9.01(4) or 9.01(7) for the benefit of the holders of such Securities and (2) the occurrence of any event specified in Sections 6.01(a)(3) (with respect to any of Article X, Sections 4.06, and any such covenants provided pursuant to Sections 2.01(a)(15), 9.01(4) or 9.01(7) and 6.01(a)(7)) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter called “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 6.01(a)(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.
Section 13.04Conditions to Defeasance or Covenant Defeasance.
The following shall be the conditions to the application of Section 13.02 or Section 13.03 to any Securities or any series of Securities, as the case may be:
(1)The Company shall irrevocably have deposited or caused to be deposited with the Trustee or Paying Agent (or another trustee which satisfies the requirements contemplated by Section 7.09 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the holders of such Securities, (A) cash in an amount, or (B) Governmental Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in an amount, or (C) a combination thereof, in each case sufficient, without reinvestment, in the opinion of a nationally recognized independent registered public accounting firm, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities.
(2)In the event of an election to have Section 13.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.
(3)In the event of an election to have Section 13.03 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that the holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.
(4)No Event of Default shall have occurred and be continuing either: (x) on the date of such deposit (other than an Event of Default resulting from the borrowing of funds to be applied to such deposit); or (y) insofar as certain bankruptcy, insolvency or reorganization Events of Default are concerned, at any time in the period ending on the 91st day after the date of deposit.
(5)Any such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company is a party or by which the Company is bound.
(6)The Company shall have delivered to the Trustee an Officers’ Certificate stating that such deposit was not made by the Company with the intent of preferring the Securityholders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others.
(7)The Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each to the effect that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.
Section 13.05Deposited Money and Governmental Obligations to Be Held in Trust; Miscellaneous Provisions.
Subject to the provisions of Section 4.03(d), all money and Governmental Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section 13.05 and Section 13.06, the Trustee and any such other trustee are referred to collectively as the “Trustee”) pursuant to Section 13.04 in respect of any Securities shall be held in trust and applied by the

Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.
The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Governmental Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of Outstanding Securities.
Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon request of the Company any money or Governmental Obligations held by it as provided in Section 13.04 with respect to any Securities which, in the Company’s view expressed in an Officers’ Certificate delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.
Section 13.06Reinstatement.
If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Sections 13.02 or 13.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 13.05 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the holders of such Securities to receive such payment from the money so held in trust.

ARTICLE XIV

MISCELLANEOUS PROVISIONS
Section 14.01Effect on Successors and Assigns.
All the covenants and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.
Section 14.02Actions by Successor.
Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the successor of the Company.
Section 14.03Notices.
Except as otherwise expressly provided herein, any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited first class postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Company with the Trustee), as follows:
Alaska Airlines, Inc.
19300 International Boulevard
Seattle, WA 98188
Attention: Chief Financial Officer
Phone: (206) 392-5040
Email: legalcontractnotices@alaskaair.com
With a copy to:

Alaska Air Group, Inc.
19300 International Boulevard,
Seattle, WA 98188
Attention: General Counsel
Phone: (206) 392-5292
and
Debevoise & Plimpton LLP
66 Hudson Boulevard
New York, NY 10001

Attention: Eric T. Juergens
E-mail: etjuergens@debevoise.com
Any notice, election, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee. Any notice, election, request or demand by the Company or any Securityholder to or upon the Paying Agent or Security Registrar shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at:
U.S. Bank Trust Company, National Association
1 California Street, Suite 2600
San Francisco, CA 94111]
Attention: David Jason (Alaska Airlines Notes Administrator)
Email: david.jason@usbank.com
The Trustee shall have the right to accept (and shall confirm its acceptance to the Company using Electronic Means) and shall act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; and (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.
Where this Indenture provides for notice to holders of Securities of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such holder affected by such event, at his address as it appears in the Security Register, within the time prescribed for the giving of such notice. In any case where notice to holders of Securities, is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular holder shall affect the sufficiency of such notice with respect to other holders of Securities. Any notice mailed to a holder of Securities in the manner herein prescribed shall be conclusively deemed to have been received by such holder, whether or not such holder actually receives such notice.
If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. If it is impossible or, in the opinion of the Trustee, impracticable to give any notice by publication in the manner herein required, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.
Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.
Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be equivalent of such notice. Waivers of notice by holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
    Notwithstanding any other provision of this Indenture or any Security, where this Indenture or any Security provides for notice of any event (including any notice of redemption) to a holder of a Global Security (whether by mail or otherwise), such notice shall be sufficiently given when delivered to the Depositary for such Security (or its designee) pursuant to the customary procedures of such Depositary.

Section 14.04Governing Law.
THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Section 14.05Waiver of Jury Trial.
EACH OF THE COMPANY, THE HOLDERS OF SECURITIES, THE REGISTRAR, THE PAYING AGENT AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 14.06Submission to Jurisdiction.
The Company hereby irrevocably submits to the jurisdiction of any New York State court sitting in the Borough of Manhattan in the City and State of New York or any federal court sitting in the Borough of Manhattan in the City and State of New York in respect of any suit, action or proceeding arising out of or relating to this Indenture and the Securities, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts.
Section 14.07Compliance Certificates and Opinions.
(a)Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate to the effect that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel to the effect that all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.
(b)Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.
Section 14.08Form of Documents Delivered to Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel.
Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company.
Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Section 14.09Payments on Business Days.
Except as provided pursuant to Section 2.01 pursuant to a Board Resolution, and as set forth in an Officers’ Certificate, or established in one or more indentures supplemental to this Indenture, in any case where the date of maturity of interest or principal of any Security or the date of redemption of any Security shall not be a Business Day, then payment of interest or principal, and premium, if any, may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

Section 14.10Conflict with Trust Indenture Act.
If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.
Section 14.11Counterparts.
This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Indenture shall include images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including without limitation, DocuSign and AdobeSign or any other similar platform identified by the Company and reasonably available at no undue burden or expense to the Trustee). This Indenture shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code/UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Without limitation to the foregoing, and anything in the Indenture to the contrary notwithstanding, (a) any Officers’ Certificate, company order, Opinion of Counsel, amendment, notice, direction, supplemental indenture or other certificate, opinion of counsel, instrument, agreement or other document delivered pursuant to this Indenture may be executed, attested and transmitted by any of the foregoing electronic means and formats and (b) all references in Section 2.04 or elsewhere in this Indenture to the execution, attestation or authentication of any Security or any certificate of authentication appearing on or attached to any Security by means of a manual or facsimile signature shall be deemed to include signatures that are made or transmitted by any of the foregoing electronic means or formats. The Trustee shall have no duty to inquire into, investigate, confirm or otherwise verify the validity, authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

Section 14.12Separability.
In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.
Section 14.13Assignment.
The Company will have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Company with the prior written consent of the parties hereto; provided that, in the event of any such assignment, the Company will remain liable for all such obligations, subject to Section 10.01 of this Indenture. Subject to the foregoing, this Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and may not otherwise be assigned by the parties hereto.
Section 14.14Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction thereof.
Section 14.15U.S.A. Patriot Act.
The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.
ALASKA AIRLINES, INC.
By:     /s/ Emily Halverson
Name:    Emily Halverson
Title:    Vice President Finance and Treasurer
[Signature Page to Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:    /s/ David A. Jason
Name:    David A. Jason
Title:    President

[Signature Page to Indenture]